EXECUTION COPY

               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT


                  THIS SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT (the "Agreement") is made as of October 18, 2000, among Muzak Holdings LLC (f/k/a ACN Holdings, LLC), a Delaware limited liability company (the "Company"), MEM Holdings, LLC, a Delaware limited liability company ("MEM Holdings"), David Unger ("Unger"), Joseph Koff ("Koff"), William Boyd ("Boyd"), Music Holdings Corp. ("MHC"), AMFM Systems, Inc., ("AMFM"), BancAmerica Capital Investors I, L.P., a Delaware limited partnership ("BACI"), New York Life Capital Partners, L.P. ("New York Life") and The Northwestern Mutual Life Insurance Company ("Northwestern").

                  WHEREAS, the Company, ABRY Broadcast Partners III, L.P. ("ABRY"), Unger and Koff entered into that certain Registration Agreement, dated as of October 6, 1998 (the "Original Agreement").

                  WHEREAS, on November 30, 1998, ABRY transferred all of its Securities as well as, among other things, all of its rights and obligations under the Original Agreement to MEM Holdings.

                  WHEREAS, on March 18, 1999, the Company issued certain Class A Units and Class B-4 Units to Boyd.

                  WHEREAS, on March 18, 1999, the Company issued certain Class A Units to Capstar Broadcasting Corporation ("Capstar") and issued certain Class B-4 Units to MHC.

                  WHEREAS, the Company, MEM Holdings, Unger, Koff, MHC and Capstar entered into that certain Amended and Restated Registration Agreement, dated March 18, 1999 (the "First Amended Agreement") which amended and restated the Original Agreement.

                  WHEREAS, on November 1, 1999, Capstar transferred all of its Class A Units to CBC Acquisition Corp. Inc. (n/k/a AMFM), which succeeded to all rights and obligations of Capstar under the First Amended Agreement.

                  WHEREAS, on the date hereof, the Company has issued certain Preferred Units and Common Units to BACI, New York Life and Northwestern (collectively the "Preferred Investors").

                  WHEREAS, the parties hereto desire (i) to amend and restate the First Amended Agreement in its entirety as set forth below and (ii) to enter into this Agreement for the purposes, among others, of the Preferred Investors becoming parties to this Agreement.
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                  NOW, THEREFORE, in consideration of the mutual covenants
contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1.       Demand Registrations.

                  (a)      Requests for Registration.

                           (i) At any time the holders of a majority of the ABRY
Registrable Securities may request registration under the Securities Act of all or any portion of the ABRY Registrable Securities (x) on Form S-1 or any similar long-form registration ("Long-Form Registrations"), (y) on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available and (z) on any applicable form pursuant to Rule 415 under the Securities Act (a "415 Registration").

                           (ii) At any time after the date one year after the
consummation of an initial Public Offering (which for purposes of this Section 1(a)(ii) shall include an offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form), the holders of a majority of the AMFM Registrable Securities may request registration under the Securities Act of all or any portion of the AMFM Registrable Securities (x) on a Long-Form Registration and (y) on a Short-Form Registration if available.

                           (iii) At any time after the date one year after the
consummation of an initial Public Offering (which for purposes of this Section 1(a)(iii) shall include an offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form), the holders of at least sixty percent (60%) of the Preferred Registrable Securities may request registration under the Securities Act of all or any portion of the Preferred Registrable Securities on a Long Form Registration; provided, that such registration will be effected as a Short-Form Registration if registration on Form S-2 or S-3 or any similar short form is available.

                           (iv) All registrations requested as described in this
Section 1 are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b)      Long-Form Registrations.

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                           (i) The holders of a majority of the ABRY Registrable
Securities shall be entitled to request three Long-Form Registrations. A registration shall not count as a Long-Form Registration for purposes of the immediately preceding sentence unless the holders of ABRY Registrable Securities are able to register and sell at least 90% of the ABRY Registrable Securities requested to be included in such registration; provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the Long-Form
Registrations for purposes of the immediately preceding sentence.

                           (ii) The holders of a majority of the AMFM
Registrable Securities shall be entitled to request one Long-Form Registration which request must be for a registration of AMFM Registrable Securities which is reasonably expected to yield at least $5,000,000 of net proceeds to the sellers of such AMFM Registrable Securities. A registration shall not count as the Long-Form Registration for purposes of the immediately preceding sentence unless the holders of AMFM Registrable Securities are able to register and sell at least 90% of the AMFM Registrable Securities requested to be included in such registration; provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration is counted as the Long-Form Registration for purposes of the immediately preceding sentence.

                           (iii) The holders of at least sixty percent (60%) of
the Preferred Registrable Securities shall be entitled to request one Long-Form Registration which request must be for a registration of Preferred Registrable Securities which is reasonably expected to yield at least $5,000,000 of net proceeds to the sellers of such Preferred Registrable Securities. A registration shall not count as the Long-Form Registration for purposes of the immediately preceding sentence unless the holders of Preferred Registrable Securities are able to register and sell at least 90% of the Preferred Registrable Securities requested to be included in such registration; provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration is counted as the Long-Form Registration for purposes of the immediately preceding sentence.

                  (c)      Short-Form Registrations.

                           (i) The holders of a majority of the ABRY Registrable
Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses.

                           (ii) The holders of a majority of the AMFM
Registrable Securities shall be entitled to request three Short-Form Registrations which request must be for a registration of AMFM Registrable Securities which is reasonably expected to yield at least $5,000,000 of net proceeds to the sellers of such AMFM Registrable Securities. A registration shall not count as a Short-Form Registration for purposes of the immediately preceding sentence unless the holders of AMFM Registrable Securities are able to register and sell at least 90% of

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the AMFM Registrable Securities requested to be included in such registration;
provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the Short-Form Registrations for purposes of the immediately preceding sentence.

                           (iii) Demand Registrations shall be Short-Form
Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

                  (d) 415 Registrations. The holders of a majority of the ABRY Registrable Securities will be entitled to request one 415 Registration in which the Company will pay all Registration Expenses. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the 415 Registration. The Company shall use its best efforts to cause the 415 Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (A) the third anniversary of the date of filing of the 415 Registration, or (B) the date on which all ABRY Registrable Securities have been sold pursuant to the 415 Registration or (C) the date as of which there are no longer any ABRY Registrable Securities in existence.

                  (e) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the Company or the marketability of the offering, then (i) if such Demand Registration is not a Demand Registration requested pursuant to Section 1(a)(iii), the Company shall include in such registration, first, such quantity of Company Registrable Securities (as defined herein) as the holders of a majority of the ABRY Registrable Securities may designate (which quantity may be less than the quantity initially requested pursuant to Section 4(c)) and second, the number of Registrable Securities and (if permitted by the holders of a majority of the Registrable Securities initiating such Demand Registration) other securities requested to be included in such registration, which in the opinion of such underwriters can be sold without adversely affecting the Company or the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares requested to be included in such registration (to the extent permitted to be so included, in the case of securities which are not Registrable Securities) by each such holder; or (ii) if for a Demand Registration requested pursuant to
Section 1(a)(iii), the Company shall include in such registration the number of Registrable Securities and (if permitted by the holders of a majority of the Registrable Securities initiating such Demand Registration) other securities requested to be included in such registration, which in the opinion of such underwriters can be sold without adversely affecting the Company or the marketability of the offering, pro rata among the

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respective holders thereof on the basis of the number of shares requested to be included in such registration (to the extent permitted to be so included, in the case of securities which are not Registrable Securities) by each such holder.

                  (f) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 hereof and in which there was no reduction in the number of Registrable Securities requested to be included.

                  (g) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering initiated by holders of ABRY Registrable Securities, the holders of a majority of the ABRY Registrable Securities shall have the right to select the investment banker(s) and manager(s) (at least one of whom will be a nationally-recognized investment banking firm) to administer the offering relating to such Demand Registration, subject to the Company's approval which shall not be unreasonably withheld. In the case of a Demand Registration for an underwritten offering initiated by holders of AMFM Registrable Securities, the holders of a majority of the AMFM Registrable Securities shall have the right to select the investment banker(s) and manager(s) (at least one of whom will be a nationally-recognized investment banking firm) to administer the offering relating to such Demand Registration, subject to the Company's approval which shall not be unreasonably withheld. In the case of a Demand Registration for an underwritten offering initiated by holders of Preferred Registrable Securities, the holders of a majority of the Preferred Registrable Securities shall have the right to select the investment banker(s) and manager(s) (at least one of whom will be a nationally-recognized investment banking firm) to administer the offering relating to such Demand Registration, subject to the Company's approval which shall not be unreasonably withheld.

                  2.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration of debt or preferred equity securities, a Demand Registration, a registration on Form S-8, Form S-4 or a similar form for registration of employee stock options or benefit plans or a registration which will result in the initial Public Offering of the Company's Equity Securities in which the only securities included are newly issued Equity Securities of the Company) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters

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advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities and (if permitted by the holders of a majority of the ABRY Registrable Securities) other securities of the Company requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities of the Company on the basis of the number of shares requested to be included in such registration by each such holder.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities who have the contractual right to initiate such a registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company shall include in such registration the securities requested to be included therein by the holders initially requesting such registration, any Registrable Securities requested to be included therein and (if permitted by the holders of a majority of the ABRY Registrable Securities) any other securities of the Company requested to be included in such registration, in each instance which in the opinion of such underwriters can be sold without adversely affecting the Company or the marketability of the offering, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration (to the extent permitted to be so included, in the case of securities which are not Registrable Securities) by each such holder.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and managers) (at least one of whom will be a nationally-recognized investment banking firm) for the offering must be approved by the holders of a majority of the Registrable Securities included in such registration. Such approval shall not be unreasonably withheld.

                  (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 hereof or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the date such previous registration became effective.

                  3.       Holdback Agreements.

                  (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of Equity Securities (other than Equity Securities registered under the Securities Act) of the Company during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration other than a 415 Registration or any underwritten Piggyback Registration (except as part of such

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underwritten registration), unless the underwriter(s) managing such underwritten registration otherwise agree. In the event of an initial Public Offering, each holder of Registrable Securities shall take such other necessary or desirable actions reasonably requested by the underwriter(s) managing such initial Public Offering.

                  (b) The Company shall not effect any public sale or distribution of its Equity Securities during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters) managing such underwritten registration otherwise agree.

                  4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective;

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and not more than one year (or, in the case of a 415 Registration, not more than three years) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (c) in connection with an initial Public Offering, if requested by the holders of a majority of the ABRY Registrable Securities in connection with any Demand Registration, use its best efforts to cause to be included in such registration statement Equity Securities of the Company to be offered in a primary offering of the Company's securities contemporaneously with such offering ("Company Registrable Securities");

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (e) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the

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Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system:

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the first registration statement relating to Registrable Securities or securities of any class of the Company;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related

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prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order; and

                  (m) use its best efforts to cause its management to participate fully in the sale process, including, without limitation, the preparation of the registration statement and the preparation and presentation of any "road shows," whether domestic or international.

Each holder of Registrable Securities agrees that if and for so long as he is employed by the Company or any of its Subsidiaries, he shall participate fully in the sale process, including without limitation, the preparation of the registration statement and the preparation and presentation of any such road shows.

                  5.       Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities requested to be included in such registration.

                  6.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, such holder's officers and directors, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In

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connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder; and provided further that the maximum liability of any Holder of Registrable Securities pursuant to this Section 6(b) shall be limited to the proceeds received by such Holder from the sale of Registrable Securities in the offering upon which the claim for indemnification is based.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified patty and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

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                  7. Participation in Underwritten Registrations. No Person may
participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents that are standard and customary and are required under the terms of such underwriting arrangements, and (c) completes and executes any other documents reasonably required.

                  8. Definitions. Each capitalized term which is used and not otherwise defined in this Agreement has the meaning set forth in this Section 8:

                  "ABRY Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any Securities held or acquired by ABRY, ABRY Broadcast Partners II, L.P., MEM Holdings or any of their respective affiliates on or after the date hereof, and (ii) any Securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a distribution, unit or stock dividend, unit or stock split, conversion or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular ABRY Registrable Securities, such securities will cease to be ABRY Registrable Securities when they are: (A) distributed to the public pursuant to an offering registered under the Securities Act, (B) sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act or (C) for purposes of Section 3 only, distributed by MEM Holdings to any of its members or ABRY to any of its partners, except to the extent any such member or partner is an affiliate (as defined under the Securities Act) of the Company, of MEM Holdings or of ABRY. For purposes of this Agreement, a Person will be deemed to be a holder of ABRY Registrable Securities whenever such Person has the right to acquire such ABRY Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "AMFM Registrable Securities" means, irrespective of which Person actually holds such Securities, (i) any Securities held or acquired by AMFM or any of its affiliates on or after the date hereof, and (ii) any Securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a distribution, unit or stock dividend, unit or stock split, conversion or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular AMFM Registrable Securities, such securities will cease to be AMFM Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of AMFM Registrable Securities whenever such Person has the right to acquire such AMFM Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Class A Unit" and "Class B Unit," have the meanings set forth in the LLC Agreement.

                  "Class B-4 Unit," a type of Class B Unit, has the meaning set forth in the LLC Agreement.

                  "Common Stock" means the common stock of the Successor Corporation.

                  "Common Unit" has the meaning set forth in the LLC Agreement.

                  "Equity Securities" of any Person means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any stock, interest, participation or security described in clause (i) above.

                  "LLC Agreement" means the Third Amended and Restated Limited Liability Company Agreement of the Company dated as of the date hereof, as in effect from time to time.

                  "Management Securities Repurchase Agreement" means each of the two Management Securities Repurchase Agreements, each dated as of October 6,1998, one among the Company, Koff and any other party named therein, and the other among the Company, Unger and any other party named therein, or any other agreement pursuant to which the Company has any right to purchase or repurchase Securities, in each case as in effect from time to time.

                  "Non-ABRY Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any Securities held or acquired by any party to this Agreement (other than ABRY, MEM Holdings, AMFM, the Preferred Investors or any of their respective affiliates), including Unger, Koff, Boyd and MHC, on or after the date hereof, and (ii) any Securities of the Company issued or issuable with respect to the securities referred to in clauses (i) above by way of a distribution, unit or stock dividend, unit or stock split, conversion or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization; provided that in no event may any Unvested Securities be included in any registration pursuant to this Agreement. As to any particular Non-ABRY Registrable Securities, such securities will cease to be Non-ABRY Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act, as in effect from time to time. For purposes of this Agreement, a Person will be deemed to be a holder of Non-ABRY Registrable Securities whenever such Person has the right to acquire such Non-ABRY Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

                  "Preferred Registrable Securities" means, irrespective of which Person actually holds such Securities, (i) any Securities held or acquired by the Preferred Investors or any of their affiliates on or after the date hereof, and (ii) any Securities of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a distribution, unit or stock dividend, unit or stock split, conversion or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Preferred Registrable Securities, such securities will cease to be Preferred Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Preferred Registrable Securities whenever such Person has the right to acquire such Preferred Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Preferred Unit" has the meaning set forth in the LLC
Agreement.

                  "Public Offering" means an underwritten public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

                  "Registrable Securities" means, collectively, the ABRY Registrable Securities, the AMFM Registrable Securities, the Preferred Registrable Securities and the Non-ABRY Registrable Securities.

                  "Securities" means, collectively, the Class A Units and Class B Units of the Company and any other class of Equity Securities of the Company which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities (including, by way of example and without limitation, the Common Stock).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Subsidiary" means, with respect to any Person:

                  (a) any corporation a majority of the total voting power of shares of stock of which is entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or

                  (b) any partnership, limited liability company, association or other business entity a majority of the partnership or other similar ownership interest of which is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other business entity or is or controls the managing director, managing member or general partner of such partnership, limited liability company, association or other business entity.

                  "Successor Corporation" means the corporation formed to be the successor to the business of the Company. The term "Company" will refer to the Successor Corporation or any other Person which is a direct or indirect successor to the Company.

                  "Unvested Units" means any Securities which are not "vested" under the terms of any Management Securities Repurchase Agreement, and any Securities derivative thereof.

                  9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Rule 144 Sales. So long as any class of the Company's Equity Securities of which any Registrable Securities are a part is registered under Section 12 of the Securities Exchange Act, the Company will use commercially reasonable efforts to take such actions as will permit the sale of such Registrable Securities under Rule 144 under the Securities Act, including (if true) certifying as to any relevant matter requested by the holder of any such Registrable Security in connection with any such sale.

                  (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only in accordance with the provisions of the Credit and Guaranty Agreement dated as of March 18, 1999 among Audio Communications Network, LLC (n/k/a Muzak LLC), as borrower, the Company and certain subsidiaries of Audio Communications Network, LLC, as guarantors, various lenders, Goldman Sachs Credit Partners L.P., as syndication agent, Canadian Imperial Bank of Commerce, as administrative agent, and Goldman Sachs Credit Partners L.P., and CIBC Oppenheimer Corp. as co-lead arrangers, as amended, restated, supplemented or otherwise modified from time to time, and upon the prior written consent of the Company and holders of a majority of the Registrable Securities (disregarding for this purpose any Registrable Securities which are Unvested Units); provided, that no such amendment or waiver shall materially and adversely affect the rights hereunder of any of the parties hereto when compared with its effect on the other parties hereto without the prior written approval of such party.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, including, without limitation, the Successor Corporation. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (h) Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (i) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

                  (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon receipt or refusal when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to any holder of Registrable Securities at such holder's last address on the records of the Company, and to the Company at the address indicated below:

If to the Company, to:

                  Muzak Holdings LLC
                  3318 Lakemont Boulevard
                  Fort Mill, SC  29715
                  Attention:  President

with a copy (which will not constitute notice to the Company) to:


                  ABRY Partners, Inc.
                  18 Newbury Street
                  Boston, MA  02116
                  Attention:  Royce Yudkoff

                  and:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, NY  10022-4675
                  Attention:  John L. Kuehn

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  (k) Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

                  (l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  (m) Transfer. Prior to transferring any Securities (other than a transfer pursuant to which such Securities cease to be Registrable Securities) to any Person, the Person transferring such Securities will cause the prospective transferee to execute and deliver to the Company (for itself and as the agent of the other members), a joinder to this Agreement substantially in the form of Exhibit A hereto pursuant to which the prospective transferee agrees to be bound by this Agreement to the same extent as the Person transferring such Securities with respect to the Securities so transferred.

                  (n) Entire Agreement. Except as otherwise expressly set forth herein, this agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement amends and restates the First Amended Agreement in its entirety.

                  (o) Issuance by the Company of Additional Class A Units or Class B Units. The parties hereto hereby acknowledge that, after the date hereof, the Company may issue additional Class A Units and/or Class B Units to certain Persons (the "New Members"). In connection with any such issuance, the parties hereto agree that, with the prior written consent of MEM Holdings, the Company may grant (but shall be under no obligation to grant) such New Members rights substantially similar to the rights granted to the Non-ABRY Members hereunder (provided that, if such grant is made, each such New Member is also subject to the obligations of Non-ABRY Members hereunder) by causing each such New Member to execute a joinder to this Agreement substantially in the form of Exhibit A hereto.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Agreement as of the date first written above.

                                  MUZAK HOLDINGS LLC


                                  By: /s/ Michael F. Zendan II
                                     -------------------------------------------
                                       Name:
                                       Title: Vice President and General Counsel


                                  MEM HOLDINGS, LLC

                                  By: /s/ Peni Garber
                                     -------------------------------------------
                                       Name:
                                       Title: Vice President

                                  /s/ Joseph Koff
                                  ----------------------------------------------
                                  JOSEPH KOFF


                                  /s/ David Unger
                                  ----------------------------------------------
                                  DAVID UNGER


                                  /s/ William Boyd
                                  ----------------------------------------------
                                  WILLIAM BOYD


                                  MUSIC HOLDINGS CORP.


                                  By: __________________________________________
                                       Name:
                                       Title:

                     [CONTINUATION OF SIGNATURE PAGE TO THIS
               SECOND AMENDED AND RESTATED REGISTRATION AGREEMENT

                                  AMFM SYSTEMS, INC.

                                  By: /s/ Julie Hill
                                     -------------------------------------------
                                       Name:
                                       Title: Senior Vice President - Finance


                                  BANCAMERICA CAPITAL INVESTORS I, L.P.

                                  By: BancAmerica Capital Management I, L.P.,
                                       Its general partner

                                  By: BACM I GP, LLC, Its general partner


                                       By: /s/ J. Travis Hain
                                           _____________________________________
                                       Name:
                                       Title:


                                  NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                  By:  NYLCAP Manager, LLC, its Investment
                                  Manager

                                  By: /s/ Steven Benevento
                                      __________________________________________
                                       Name:
                                       Title:


                                  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


                                  By: /s/ Jeffery J. Lueken
                                       _________________________________________
                                       Name:  Jeffery J. Lueken
                                       Title: Its Authorized Representative

                                                                       EXHIBIT A
                                                                       ---------

                               FORM OF JOINDER TO
                             REGISTRATION AGREEMENT

         THIS JOINDER to the Second Amended and Restated Registration Agreement dated as of October 18, 2000 by and among Muzak Holdings LLC, a Delaware limited liability company (the "Company"), and certain securityholders of the Company (the "Agreement"), is made and entered into as of __________ by and between the Company and ____________________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

         WHEREAS, Holder has acquired __________ [Preferred Units/Class A Units/Class B-[1/2/3/4/5 Units] from ____________________.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the parties to this Joinder hereby agree as follows:

         1. Agreement to be Bound. Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto. In addition, Holder hereby agrees that all Securities held by Holder shall be deemed [Non-ABRY Registrable Securities/ABRY Registrable Securities/AMFM Registrable Securities/Preferred Registrable Securities ] and Registrable Securities for all purposes of the Agreement.

         2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Registrable Securities and the respective successors. heirs and assigns of each of them, so long as they hold any Registrable Securities.

         3. Notices. For purposes of Section 9(j) of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                                    [Name]
                                    [Address]

         4. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         5. Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

         6. Descriptive Heading. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                    MUZAK HOLDINGS LLC



                                    By: ________________________________________
                                         Name:
                                         Title:


                                    [HOLDER]


                                    By: ________________________________________
                                         Name:
                                         Title: